WACHOVIA CORPORATION

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of up to an aggregate of $300,000,000 of preferred securities by one or more Delaware business trust subsidiaries of the Corporation, a like amount of junior subordinated debentures of the Corporation, and guarantees by the Corporation of the above-referenced preferred securities with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         In WITNESS WHEREOF, I the undersigned have executed this Power of Attorney this 2nd day of January, 1997.



                                               /S/ JOHN L. CLENDENIN
                                               ---------------------------
                                              Signature


                                              JOHN L. CLENDENIN
                                              ----------------------------
                                              Print Name

                              WACHOVIA CORPORATION

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of up to an aggregate of $300,000,000 of preferred securities by one or more Delaware business trust subsidiaries of the Corporation, a like amount of junior subordinated debentures of the Corporation, and guarantees by the Corporation of the above-referenced preferred securities with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         In WITNESS WHEREOF, I the undersigned have executed this Power of Attorney this 6th day of January, 1997.

                                              /S/ ROBERT M. HOLDER, JR.
                                              -----------------------------
                                              Signature


                                              ROBERT M. HOLDER, JR.
                                              ------------------------------
                                              Print Name

                              WACHOVIA CORPORATION

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of up to an aggregate of $300,000,000 of preferred securities by one or more Delaware business trust subsidiaries of the Corporation, a like amount of junior subordinated debentures of the Corporation, and guarantees by the Corporation of the above-referenced preferred securities with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         In WITNESS WHEREOF, I the undersigned have executed this Power of Attorney this 3rd day of January, 1997.



                                                /S/ WYNDHAM ROBERTSON
                                                ------------------------
                                               Signature


                                                WYNDHAM ROBERTSON
                                                ------------------------
                                                Print Name

                              WACHOVIA CORPORATION

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Wachovia Corporation (the "Corporation") does hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them or any one of them, his true and lawful attorney-in-fact (with full power of substitution and resubstitution) to act for him and in his name, place and stead in his capacity as a director of Wachovia Corporation, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of up to an aggregate of $300,000,000 of preferred securities by one or more Delaware business trust subsidiaries of the Corporation, a like amount of junior subordinated debentures of the Corporation, and guarantees by the Corporation of the above-referenced preferred securities with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         In WITNESS WHEREOF, I the undersigned have executed this Power of Attorney this 14th day of January, 1997.


                                                /S/ CHARLES MCKENZIE TAYLOR
                                                ---------------------------
                                                Signature


                                                CHARLES MCKENZIE TAYLOR
                                                ----------------------------
                                                Print Name